EXHIBIT 5



                             Joint Filing Agreement



         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.



         This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.



Dated as of:  March 27, 2000      WHIPPOORWILL ASSOCIATES, INC.



                                  By: /s/ Shelley F. Greenhaus
                                      --------------------------------
                                        Name:  Shelley F. Greenhaus
                                        Title: Managing Director



                                         /s/ Shelley F. Greenhaus
                                        -------------------------
                                             SHELLEY F. GREENHAUS


                                        /s/ David A. Strumwasser
                                        -------------------------
                                            DAVID A. STRUMWASSER


                                        /s/ Shelby S. Werner
                                        -------------------------
                                            SHELBY S. WERNER

                                  VEGA PARTNERS, L.P.

                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                          as General Partner


                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director


                                  VEGA PARTNERS II, L.P.

                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                          as General Partner


                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director


                                  VEGA PARTNERS III, L.P.

                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                         as Agent


                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director


                                  VEGA PARTNERS IV, L.P.

                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                          as Agent


                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director


                                  VEGA OFFSHORE FUND LTD.

                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                          as Agent


                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director

                                  WHIPPOORWILL PROFIT SHARING PLAN

                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                          as Agent


                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director


                                  WHIPPOORWILL PARTNERS, L.P.


                                  By:  WHIPPOORWILL ASSOCIATES, INC.,
                                        as [General Partner]

                                        By:/s/ Shelley F. Greenhaus
                                           -------------------------
                                           Name:  Shelley F. Greenhaus
                                           Title: Managing Director